UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2005

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                           BENCHMARK BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                      0-18445                  54-1380808
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


          100 South Broad Street
           Kenbridge, Virginia                        23944
 (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (434) 676-9054

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

         On January 10, 2005, Benchmark Bankshares, Inc. (the "Company") issued a press release announcing that its board of directors has unanimously authorized a "going private" transaction that will result in the termination of the registration of the Company's common stock with the Securities and Exchange Commission. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.


Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

                  Exhibit No.       Description

                  99.1              Press Release dated January 10, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BENCHMARK BANKSHARES, INC.



Date:  January 10, 2005           By:  /s/ Ben L. Watson, III
                                       -----------------------------------------
                                       Ben L. Watson, III
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press Release dated January 10, 2005.